Exhibit 10.7

Confidential Treatment Requested by Retail Value Inc. RVI-342.

Pursuant to 17 C.F.R. Section 200.83.

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of February 27, 2018

Between

EACH OF THE ENTITIES LISTED ON SCHEDULE I ATTACHED HERETO,

individually and/or collectively, as the context may require, as Borrower

and

RVI CMA HOLDER LLC, as additional obligor

and

COLUMN FINANCIAL, INC., JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION, and WELLS FARGO BANK, NATIONAL ASSOCIATION,

collectively, as Lender

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FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of February 27, 2018 (this “Amendment”), is by and among COLUMN FINANCIAL, INC., having an address at 11 Madison Avenue, New York, New York 10010 (“CF”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, having an address at 383 Madison Avenue, New York, New York 10179 (“JPM”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, having an address at Wells Fargo Center, 1901 Harrison Street, 2nd Floor, MAC A0227-020, Oakland, California 94612 (“Wells”; and together with CF and JPM and their respective successors and/or assigns, collectively “Lender”), EACH OF THE ENTITIES LISTED ON SCHEDULE I ATTACHED HERETO, each having its principal place of business at 3300 Enterprise Parkway, Beachwood, OH 44122 (individually and/or collectively, as the context may require, together with their respective successors and/or assigns, “Borrower”) and RVI CMA HOLDER LLC, a Delaware limited liability company having its principal place of business at 3300 Enterprise Parkway, Beachwood, OH 44122 (“Additional Obligor”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Lender has made a loan in the original principal amount of One Billion Three Hundred Fifty Million Dollars ($1,350,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of February 14, 2018 (the “Original Loan Agreement”), by and among Borrower, Lender and Additional Obligor, which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and

WHEREAS, Borrower, Lender and Additional Obligor now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E E M E N T:

Section I.Modification to Original Loan Agreement.

(i)Section 1.1 of the Original Loan Agreement is hereby amended to delete the definitions of “Allocated Loan Amount,” “Individual Continental Property,” “Individual Property,” and “Loan Documents” in their entirety and add in the appropriate alphabetical order the following definitions of “Allocated Loan Amount,” “Individual Continental Property,” “Individual Property,” and “Loan Documents”:

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““Allocated Loan Amount” shall mean the portion of the principal amount of the Loan allocated to any applicable Individual Continental Property as set forth on Schedule 1.1(d) hereof, provided, however, that in the event the applicable Individual Continental Property is a Combined Individual Property and a related Combined Individual Property Parcel is the subject of such release or other question, then the “Allocated Loan Amount” shall mean the amount allocated to such Combined Individual Property Parcel on Schedule 1.1(m) hereof. ”

““Individual Continental Property” shall mean each parcel of real property, the Improvements thereon and all personal property owned by a Continental Borrower and encumbered by the applicable Security Instrument, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clauses of the applicable Security Instrument and referred to therein as the “Property. For all purposes hereunder and the other Loan Documents, references to any Individual Continental Property shall also include any Combined Individual Property Parcel.”

““Individual Property” shall mean, individually and/or collectively (as the context requires), any Individual Continental Property (including any Combined Individual Property Parcel) and any Individual Puerto Rico Property.”

““Loan Documents” shall mean, collectively, this Agreement, the Note, the Security Instrument, the Pledge Agreement, the Environmental Indemnity, the Assignment of Management Agreement, the Collateral Assignment of Interest Rate Cap Agreement, the Restricted Account Agreement, the Cash Management Agreement, the Post Closing Agreement, the Casualty Proceeds Restricted Account Agreement, the Guaranty, the Pledgor Guaranty, the Borrower’s Certificate and all other documents executed and/or delivered in connection with the Loan, as each of the same may be amended, restated, replaced, extended, renewed, supplemented or otherwise modified from time to time.”

(ii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Pledgor Guaranty”:

““Pledgor Guaranty” shall mean that certain Pledgor Guaranty, dated as of Closing Date, executed and delivered by Pledgor in connection with the Loan to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(iii)Section 2.10 of the Original Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof as new clause (g)(ix):

“With respect to the Combined Individual Property commonly known as Hamilton Commons, the Hamilton Commons theater component (located at lock 1320 Lot 8, Block 1320 Lot 9 (on the Survey for the Hamilton Commons Property delivered in connection with the closing of the Loan)) must be either (I) sold and released prior to the shopping center component of the Hamilton

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Pursuant to 17 C.F.R. Section 200.83.

Commons Property (which, for clarity, is identified on Schedule 1.1(m) as “Shopping Center”) being released or (II) sold and released with the shopping center component of the Hamilton Commons Property (i.e., the shopping center component of the Hamilton Commons Property cannot be released prior to the release of the Hamilton Commons theater component). For the avoidance of doubt, the “Outback Pad” located at the Combined Individual Property commonly known as Hamilton Commons and identified on Schedule 1.1(m) may be released at any time;”

(iv)Section 4.12 of the Original Loan Agreement is hereby amended by adding the following as new clause (i) at the end thereto:

“(i)Borrower and Lender covenant and agree that (i) for purposes of calculating the Debt Yield, Loan-to-Value Ratio and/or the Debt Service Coverage Ratio under any of the Loan Documents, such calculation shall take into account (x) each Combined Individual Property as a whole with reference to each Combined Individual Property Parcel that is then subject to the lien of the Loan Documents making up such Combined Individual Property and (y) each Combined Individual Property Parcel that is then subject to the lien of the Loan Documents on an individual basis, and (ii) for purposes of any Required Financial Items, such Required Financial Items shall take into account (x) each Combined Individual Property as a whole with reference to each Combined Individual Property Parcel that is then subject to the lien of the Loan Documents making up such Combined Individual Property and (y) each Combined Individual Property Parcel that is then subject to the lien of the Loan Documents on an individual basis.”

(v)The Original Loan Agreement is hereby amended by deleting Schedule 1.1(m) attached thereto and inserting in lieu thereof the schedule attached hereto identified as “Schedule 1.1(m)”. Borrower and Lender acknowledge and agree that the parcel maps set forth on Schedule 1.1(m) are being provided for illustration purposes only.

Section II.Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms “Allocated Loan Amount,” “Individual Continental Property,” “Individual Property,” and “Loan Documents”, which defined terms have been modified pursuant to this Amendment shall be deemed to be a reference to such defined terms as so modified and (ii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Agreement.

Section III.Reaffirmation of Guaranty. In connection with this Amendment, Sponsor hereby:

(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.

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(b)Warrants and represents that, to its knowledge, there are no defenses, offsets or counterclaims existing with respect to its obligations under the Guaranty.

(c)Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect.

(d)Reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.

Section IV.Reaffirmation of Pledgor Guaranty. In connection with this Amendment, Pledgor hereby:

(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Pledgor under the Pledgor Guaranty.

(b)Warrants and represents that, to its knowledge, there are no defenses, offsets or counterclaims existing with respect to its obligations under the Pledgor Guaranty.

(c)Acknowledges that the Pledgor Guaranty and the obligations of Pledgor contained in the Pledgor Guaranty are continuing and in full force and effect.

(d)Reaffirms the Pledgor Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Pledgor Guaranty is for the benefit of Lender.

Section V.Reaffirmation of Environmental Indemnity. In connection with this Amendment, each of Borrower and Guarantor hereby:

(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Borrower or Guarantor under the Environmental Indemnity.

(b)Warrants and represents that, to its knowledge, there are no defenses, offsets or counterclaims existing with respect to its obligations under the Environmental Indemnity.

(c)Acknowledges that the Environmental Indemnity and the obligations of Borrower and Guarantor contained in the Environmental Indemnity are continuing and in full force and effect.

(d)Reaffirms the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Environmental Indemnity is for the benefit of Lender.

Section VI.No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower or Additional Obligor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

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Section VII.No Presumption Against Party Drafting Amendment. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.

Section VIII.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section IX.Ratification. Borrower, Lender and Additional Obligor hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender, Borrower and Additional Obligor thereunder shall be and remain unmodified and in full force and effect.

Section X.No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section XI.Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York (without regard to the principles of conflicts of laws). If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section XII.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section XIII.References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.

Section XIV.Entire Agreement. This Amendment constitutes the entire agreement between Borrower, Additional Obligor and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section XV.Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

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Confidential Treatment Requested by Retail Value Inc. RVI-348.

Pursuant to 17 C.F.R. Section 200.83.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

DDR TUCSON SPECTRUM I LLC

DDR TUCSON SPECTRUM II LLC

DDR TUCSON SPECTRUM III LLC

DDR MARINER SQUARE LLC

DDR MARINER SQUARE II LLC

GS II GREEN RIDGE LLC

DDR DOUGLASVILLE PAVILION LLC

RVT NEWNAN CROSSING LLC

RVT SILVER SPRING SQUARE LLC

RVT HENDERSONVILLE TN LLC

RVT HAMILTON COMMONS LLC

RVT WEST ALLIS CENTER LLC

BRE DDR RIVERDALE VILLAGE INNER RING LLC

BRE DDR RIVERDALE VILLAGE OUTER RING LLC

DDRA MAPLE GROVE CROSSING LLC

RVT BRANDON BOULEVARD SHOPPES LLC

RVT TEQUESTA SHOPPES LLC

RVT EAST LLOYD COMMONS LLC

RVT WRANGLEBORO CONSUMER SQUARE LLC

RVT NOBLE TOWN CENTER LLC

RVT KYLE CROSSING LLC

RVT HOMESTEAD PAVILION LLC

RVT LAKE WALDEN SQUARE LLC

BRE DDR BROOKFIELD LLC

BRE DDR BROWN DEER MARKET LLC

BRE DDR BROWN DEER CENTER LLC

RVT PEACH STREET SQUARE i LLC

RVT ERIE MARKETPLACE LLC

RVT PAVILION AT SHOPPERS WORLD LLC

BRE DDR MARKETPLACE AT TOWNE CENTER LLC

BRE DDR HARBISON COURT LLC

DDR GRESHAM STATION LLC

GS II UPTOWN SOLON LLC

DDR WALKS AT HIGHWOOD PRESERVE I LLC

DDR SEABROOK LLC

BRE DDR MIDWAY MARKETPLACE LLC

BRE DDR GRANDVILLE MARKETPLACE LLC

DDR WILLOWBROOK PLAZA LLC

BRE DDR GREAT NORTHERN LLC

DDR MILLENIA PLAZA LLC

DDR I-DRIVE LLC

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DDR PALM VALLEY PAVILIONS LLC

DDR CROSSROADS CENTER LLC

GS II BIG OAKS LLC

DDR GUAYAMA WM LLC, S.E.

DDR SENORIAL LLC, S.E.

DDR RIO HONDO LLC, S.E.

DDR ATLANTICO LLC, S.E.

DDR FAJARDO LLC, S.E.

DDR NORTE LLC, S.E.

DDR ESCORIAL LLC, S.E.

DDR DEL SOL LLC, S.E.

DDR ISABELA LLC, S.E.

DDR CAYEY LLC, S.E.

DDR VEGA BAJA LLC, S.E. AND

DDR PALMA REAL LLC, S.E.,

each a Delaware limited liability company

By:	/s/ Matthew Ostrower
Name: Matthew Ostrower
Title: Chief Financial Officer

DDR/1ST CAROLINA CROSSINGS SOUTH LP, a Delaware limited partnership

By: RVT CAROLINA CROSSINGS GP LLC, a
Delaware limited liability company, its general partner

By:	/s/ Matthew Ostrower
Name: Matthew Ostrower
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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Pursuant to 17 C.F.R. Section 200.83.

ADDITIONAL OBLIGOR:

RVI CMA HOLDER LLC, a Delaware limited liability company

By:	/s/ Matthew Ostrower
Name: Matthew Ostrower
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Confidential Treatment Requested by Retail Value Inc. RVI-351.

Pursuant to 17 C.F.R. Section 200.83.

LENDER:

COLUMN FINANCIAL, INC., a Delaware corporation

By:	/s/ David Tlusty
Name: David Tlusty
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Confidential Treatment Requested by Retail Value Inc. RVI-352.

Pursuant to 17 C.F.R. Section 200.83.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Simon B. Burce
Name: Simon B. Burce
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Confidential Treatment Requested by Retail Value Inc. RVI-353.

Pursuant to 17 C.F.R. Section 200.83.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey L. Cirillo
Name: Jeffrey L. Cirillo
Title: Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Confidential Treatment Requested by Retail Value Inc. RVI-354.

Pursuant to 17 C.F.R. Section 200.83.

The undersigned hereby acknowledges and consents to Sections III and V of this First Amendment to Loan Agreement and Other Loan Documents.

SPONSOR:

RETAIL VALUE INC., an Ohio corporation

By:	/s/ Matthew Ostrower
Name: Matthew Ostrower
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Confidential Treatment Requested by Retail Value Inc. RVI-355.

Pursuant to 17 C.F.R. Section 200.83.

The undersigned hereby acknowledges and consents to Section IV of this First Amendment to Loan Agreement and Other Loan Documents.

PLEDGOR:

RVT PR MEZZ BORROWER I LLC, a Delaware limited liability company

By:	/s/ Matthew Ostrower
Name: Matthew Ostrower
Title: Chief Financial Officer

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